Exhibit 4.30

Loan Agreement

The Loan Agreement (the “Agreement”) is signed by the following both parties on September 27th, 2020 in the People’s Republic of China (“the PRC”, for the purposes of the Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan):

Shanghai Lightinthebox Information Technology Co., Ltd. (“Lender”)

Registered address:                                        Room 378, No.588, West Huanhu No. 2 Road, China (Shanghai) Pilot Free Trade Zone Lin-gang Special Area

Legal representative:                               Fu Qianneng

And

Fu Qianneng (“Borrower”)

Address:

Whereas:

A.                            The Borrower intends to invest and establish Dongguan Herui Supply Chain Management Co., Ltd., a limited liability company in Dongguan, the PRC, to engage in the supply chain management, software development, technology development, logistics related trade businesses, etc..

B.                            The Borrower intends to borrow RMB 200,000 (“loan”) from the Lender and invests all the loan for establishing Dongguan Herui Supply Chain Management Co., Ltd. (“Dongguan Herui”), accounting for 40% equity of Dongguan Herui.

C.                            The Lender agrees to lend such loan to the Borrower.

D.                            Whereas, the Lender has signed the Exclusive Technical Consulting and Service Agreement with Dongguan Herui Supply Chain Management Co., Ltd..

In witness thereof, through friendly negotiation, on the basis of equality and mutual benefit, both parties have agreed as follows:

1.                                      Purpose and amount of the loan

1.1                               In accordance with the terms and conditions hereunder, the Lender agrees to provide Fu Qianneng a principal with the maximum amount of RMB 200,000 (the “loan”), which shall be paid in RMB. The loan is free of interest during the whole term.

1.2                               Subject to the following preconditions, the Lender shall remit the loan to the account designated by the Borrower within five (5) days upon the receipt of the request for withdrawal from the Borrower, and the Borrower shall immediately confirm the receipt of the loan in writing upon receipt of the loan.

2.                                      Term of loan

2.1                               The term of loan is ten (10) years since the actual withdrawal date of the Borrower. The term hereunder shall be automatically extended by ten years unless the Lender makes the contrary expression in writing with three months prior to the expiry of the Agreement.

2.2                               The Borrower hereby agrees and warrants that the loan provided by the Lender shall be used solely for the equity transfer. The Borrower shall not transfer or mortgage its equity hereunder to any third party without the prior written consent of the Lender.

2.3                               The Lender and the Borrower unanimously agree and confirm that the Borrower shall not prepay the loan unless requested by the Lender or the Agreement expires. All Borrowers shall repay the loan in the following way and amount: the Borrower shall repay the loan with funds obtained from its equity of Dongguan Herui by transferring the funds to the Lender or any other third party designated by the Lender. If the funds obtained from transferring the equity of Dongguan Herui shall be subject to provisions on taxes or administrative expenses, the Borrower shall be solely obliged to repay the Lender the net amount of such funds (after deducting any applicable taxes or expenses). All outstanding loan hereunder shall be deemed as being repaid if all equities of Dongguan Herui held by the Borrower has been transferred in accordance with above provisions and the Borrower has repaid the Lender all funds obtained from the transfer.

2.4                               The Lender and the Borrower agree and confirm that each Borrower shall immediately repay the loan in advance under the following circumstances:

2.4.1                     The Borrower dies or has no or limited capacity for civil conduct;

2.4.2                     The Borrower constitutes a crime or engages in a criminal activity;

2.4.3                     There is any legal restriction or any adverse effect on the business operation of Dongguan Herui under laws of the PRC; or

2.4.4                     The Lender requests the Borrower to repay the loan by notifying the Borrower in writing.

3.                                      Preconditions for loan payment

3.1                               The Lender shall not be obliged to pay any loan unless the following conditions are fully satisfied or the Lender waives all unmet conditions in writing:

3.1.1                     The Borrower has made a written request for withdrawal in accordance with Article 1.2 of the Agreement, with the amount requested not exceeding the available balance.

3.1.2                     All representations and warranties made by the Borrower are correct, accurate and complete and not misleading.

3.1.3                     The Borrower doesn’t violate its undertakings and warranties under Article 6 of the Agreement.

4.                                      Representations and warranties

4.1                               Each Borrower makes the following representations and warranties to the Lender and confirms that the Lender has signed and performed the Agreement based on such representations and warranties:

4.1.1                     The Borrower has full capacity for civil rights and the right to enter into the Agreement;

4.1.2                     The signing of the Agreement by the Borrower does not violate any legal or binding obligations;

4.1.3                     The Agreement shall constitute a binding obligation of the Borrower and be enforceable against the Borrower in accordance with its terms once signed;

4.1.4                     The Borrower does not constitute a crime or engage in a criminal activity;

4.1.5                     In addition to the options under the option agreement and the pledge under the pledge agreement, without prior consent of the Lender, the Borrower shall not create any pledge to part of or all equities of Dongguan Herui held by it, or create a priority for any third party if the beneficiary is not the Lender or its subsidiaries or affiliates;

4.2                               The Lender makes the following representations and warranties to the Borrower:

4.2.1                     The Lender is a company registered and validly existing under the laws of the PRC;

4.2.2                     The Lender has the right to sign and perform the Agreement. The Lender has taken appropriate measures and obtained the authorization and approval from any third party and government authority with respect to the signing and performance of the Agreement in accordance with restrictive laws and contracts that are binding or effective on the Lender;

4.2.3                     The Agreement shall constitute a legal, valid and binding obligation of the Lender and be enforceable against the Lender in accordance with its terms once signed.

5.                                      Undertakings and warranties of the Borrower

5.1                               As a shareholder of Dongguan Herui, during the term of the Agreement, the Borrower hereby warrants and causes Dongguan Herui to take all efforts to abide by the following terms:

5.1.1                     Do not modify its Articles of Association or change its equity structure in any way without the prior written consent of the Lender;

5.1.2                     Do not transfer or dispose of any material assets or create any other security interests in such material assets for the Lender or its subsidiaries or affiliates, without the prior written consent of the Lender;

5.1.3                     Do not provide any guarantee for any third party or assume any debt out of its ordinary scope of business, without the prior written consent of the Lender;

5.1.4                     Do not enter into any material contracts, without the prior written consent of the Lender, excluding those entered in the ordinary course of business;

5.1.5                     Do not provide any loan or credit to any party, without the prior written consent of the Lender;

5.1.6                     Do not to merge with or invest in any third party, without the prior written consent of the Lender;

5.1.7                     Do not declare any bonus or dividend for its shareholders in any way, without the prior written consent of the Lender;

5.2                               The Borrower further undertakes to the Lender, during the term of the Agreement:

5.2.1                              Take all measures to guarantee and maintain its identity and status as a shareholder of Dongguan Herui;

5.2.2                              Do not transfer or dispose of any equity of Dongguan Herui held by it or other rights or powers in connection with it;

5.2.3                              Cause the shareholders’ meeting of Dongguan Herui not to pass any resolution with respect to the merger with or investment in any third party, without the prior written consent of the Lender;

5.2.4                              Do not take any action that has significant impact on the assets, businesses, obligations or liabilities of Dongguan Heruim without the prior written consent of the Lender;

5.2.5                              At the request of the Lender, transfer all or part of equities of Dongguan Herui held by it to the Lender or any third party designated by it immediately and unconditionally in accordance with the laws of the PRC, and cause all other shareholders of Dongguan Herui to waive the right of preemption to these shares (if applicable);

5.2.6                              Strictly comply with its undertakings and warranties hereunder and under other relevant agreements.

5.3                               The Borrower hereby undertakes and warrants to, after the signing of the Agreement:

5.3.1                     For the benefit of the Lender, pledge all equities of Dongguan Herui held by the Borrower, to ensure that the Borrower will repay the loan hereunder on time and pay the service charge under the Exclusive Technology and Consulting Service Agreement, and enter into the Equity Pledge Agreement with the Lender;

5.3.2                     Appoint and authorize the person designated by the Lender to exercise the rights and powers with respect to the equities of Dongguan Herui held by the Borrower while signing the Agreement, sign and deliver the power of attorney;

5.3.3                     As a shareholder of Dongguan Herui, confirm and certify that the Business Operation Agreement is binding to the Borrower, which was signed by the Lender, Dongguan Herui and Borrower on September 27th, 2020;

5.3.4                     Confirm and agree that the Lender is entitled to purchase or appoint any third party to purchase part of or all equities of Dongguan Herui held by the Borrower at the agreed price from time to time, and enter into the Equity Disposal Agreement.

6.                                      Default

If the Borrower fails to perform its obligations to repay the loan as provided in the Agreement, it shall pay the Lender with 0.01% of the unpaid amount per day as the overdue interest.

7.                                      Confidentiality

7.1                               Both parties acknowledge and confirm to take all possible measures to keep all confidential materials and information (“confidential information”) that are known to them due to the Agreement confidential. Without prior written consent from of the other party, both parties shall not disclose, offer or transfer the confidential information to any third party. In case of termination of the Agreement, as required by the disclosing party, the receiving party of confidential information shall return or destroy all documents, materials or software, delete all confidential information from all memory devices and stop using such confidential information.

7.2                               Both parties agree that Article 8 shall survive after the amendment or termination of the Agreement.

8.                                      Notice

Unless given a written notice on change of address, all communications in connection herewith shall be delivered by hand, registered or postage prepaid mail, recognized courier service or by fax to the address designated by the other party from time to time.

9.                                      Applicable laws and dispute resolution

9.1                               The signing, validity, performance and interpretation of the Agreement shall be governed by and construed in accordance with the laws of the PRC.

9.2                               All disputes arising from the interpretation or performance of the Agreement shall be solved by both parties upon friendly negotiation. If the negotiation fails, each party may file the dispute to China International Economic and Trade Arbitration Commission (“Arbitration Commission”) for arbitration in accordance with its arbitration rules in force. The arbitration shall be made in Chinese, the place for arbitration is in Beijing. The arbitration award is final and has binding effect on both parties. This provision shall not be subject to the termination or cancellation of the Agreement.

9.3                               In case of any dispute arising out of the interpretation or performance of the Agreement or that such dispute is under arbitration, both parties shall continue to perform their obligations hereunder, excluding the disputed matters.

10.                               Force majeure

10.1                        Force majeure refers to events which are out of the control of one party and are unavoidable with the reasonable care of the affected party, including but not limited to acts of government, forces of nature, fire, explosion, storm (snowstorm), flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or fund shall not be regarded as an event which is out of the reasonable control of one party. The party which is affected by the force majeure and seeking an exemption hereunder shall notify the other party promptly and inform the other party of the measures it will take for performing the Agreement.

10.2                        If the performance of the Agreement is delayed or obstructed due to the force majeure, the affected party shall be exempted from any liability to the extent of delay or obstruction, provided that the affected party shall take all appropriate measures to reduce or eliminate the effect of force majeure and make effort to resume the performance of its obligations which are delayed or obstructed due to force majeure. Once the force majeure event is ended, both parties shall take best efforts to resume the performance of the Agreement.

11.                               Language and text

The Agreement is written in Chinese and in duplicate with each having the same effect.

12.                               Others

12.1                        No modification, termination or waiver of the Agreement shall come into effect without the written consent of both parties.

12.2                        All annexes to the Agreement shall have the same effect as the Agreement.

12.3                        The Borrower shall not transfer its rights and obligations hereunder to any third party without the prior written consent of the Lender.

12.4                        If any term and provision hereof is invalid or unenforceable in accordance with applicable laws, such term and provision shall be deemed as being deleted from the Agreement and null and void, and the Agreement shall remain in force and be deemed not to contain such term and provision. Upon mutual agreement, both parties shall replace the deleted provision with a legal and valid provision acceptable to the Lender.

[There is no text below]

For the above purpose, both parties have caused their own duly authorized representative to sign the Agreement on the date written at the start of this document, in witness whereof.

Shanghai Lightinthebox Information Technology Co., Ltd. (Common Seal)

/s/ Fu Qianneng
Authorized representative: Fu Qianneng

/s/ Fu Qianneng
Fu Qianneng

Loan Agreement

The Loan Agreement (the “Agreement”) is signed by the following both parties on September 27th, 2020 in the People’s Republic of China (“the PRC”, for the purposes of the Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan):

Shanghai Lightinthebox Information Technology Co., Ltd. (“Lender”)

Registered address:        Room 378, No.588, West Huanhu No. 2 Road, China (Shanghai) Pilot Free Trade Zone Lin-gang Special Area

Legal representative:                           Fu Qianneng

And

Liu Li(“Borrower”)

Address:Baijing Group, Hegongqiao Village, Hetang Town, Lianyuan City, Hunan Province

Whereas:

A.                                    The Borrower intends to invest and establish Dongguan Herui Supply Chain Management Co., Ltd., a limited liability company in Dongguan, the PRC, to engage in the supply chain management, software development, technology development, logistics related trade businesses, etc..

B.                            The Borrower intends to borrow RMB 300,000 (“loan”) from the Lender and invests all the loan for establishing Dongguan Herui Supply Chain Management Co., Ltd. (“Dongguan Herui”), accounting for 60% equity of Dongguan Herui.

C.                                    The Lender agrees to lend such loan to the Borrower.

D.                            Whereas, the Lender has signed the Exclusive Technical Consulting and Service Agreement with Dongguan Herui Supply Chain Management Co., Ltd..

In witness thereof, through friendly negotiation, on the basis of equality and mutual benefit, both parties have agreed as follows:

1.                                      Purpose and amount of the loan

1.1                               In accordance with the terms and conditions hereunder, the Lender agrees to provide Fu Qianneng a principal with the maximum amount of RMB 300,000 (the “loan”), which shall be paid in RMB. The loan is free of interest during the whole term.

1.2                               Subject to the following preconditions, the Lender shall remit the loan to the account designated by the Borrower within five (5) days upon the receipt of the request for withdrawal from the Borrower, and the Borrower shall immediately confirm the receipt of the loan in writing upon receipt of the loan.

2.                                      Term of loan

2.1                               The term of loan is ten (10) years since the actual withdrawal date of the Borrower. The term hereunder shall be automatically extended by ten years unless the Lender makes the contrary expression in writing with three months prior to the expiry of the Agreement.

2.2                               The Borrower hereby agrees and warrants that the loan provided by the Lender shall be used solely for the equity transfer. The Borrower shall not transfer or mortgage its equity hereunder to any third party without the prior written consent of the Lender.

2.3                               The Lender and the Borrower unanimously agree and confirm that the Borrower shall not prepay the loan unless requested by the Lender or the Agreement expires. All Borrowers shall repay the loan in the following way and amount: the Borrower shall repay the loan with funds obtained from its equity of Dongguan Herui by transferring the funds to the Lender or any other third party designated by the Lender. If the funds obtained from transferring the equity of Dongguan Herui shall be subject to provisions on taxes or administrative expenses, the Borrower shall be solely obliged to repay the Lender the net amount of such funds (after deducting any applicable taxes or expenses). All outstanding loan hereunder shall be deemed as being repaid if all equities of Dongguan Herui held by the Borrower has been transferred in accordance with above provisions and the Borrower has repaid the Lender all funds obtained from the transfer.

2.4                               The Lender and the Borrower agree and confirm that each Borrower shall immediately repay the loan in advance under the following circumstances:

2.4.1                     The Borrower dies or has no or limited capacity for civil conduct;

2.4.2                     The Borrower constitutes a crime or engages in a criminal activity;

2.4.3                     There is any legal restriction or any adverse effect on the business operation of Dongguan Herui under laws of the PRC; or

2.4.4                     The Lender requests the Borrower to repay the loan by notifying the Borrower in writing.

3.                                      Preconditions for loan payment

3.1                               The Lender shall not be obliged to pay any loan unless the following conditions are fully satisfied or the Lender waives all unmet conditions in writing:

3.1.1                     The Borrower has made a written request for withdrawal in accordance with Article 1.2 of the Agreement, with the amount requested not exceeding the available balance.

3.1.2                     All representations and warranties made by the Borrower are correct, accurate and complete and not misleading.

3.1.3                     The Borrower doesn’t violate its undertakings and warranties under Article 6 of the Agreement.

4.                                      Representations and warranties

4.1                               Each Borrower makes the following representations and warranties to the Lender and confirms that the Lender has signed and performed the Agreement based on such representations and warranties:

4.1.1                     The Borrower has full capacity for civil rights and the right to enter into the Agreement;

4.1.2                     The signing of the Agreement by the Borrower does not violate any legal or binding obligations;

4.1.3                     The Agreement shall constitute a binding obligation of the Borrower and be enforceable against the Borrower in accordance with its terms once signed;

4.1.4                     The Borrower does not constitute a crime or engage in a criminal activity;

4.1.5                     In addition to the options under the option agreement and the pledge under the pledge agreement, without prior consent of the Lender, the Borrower shall not create any pledge to part of or all equities of Dongguan Herui held by it, or create a priority for any third party if the beneficiary is not the Lender or its subsidiaries or affiliates;

4.2                               The Lender makes the following representations and warranties to the Borrower:

4.2.1                     The Lender is a company registered and validly existing under the laws of the PRC;

4.2.2                     The Lender has the right to sign and perform the Agreement. The Lender has taken appropriate measures and obtained the authorization and approval from any third party and government authority with respect to the signing and performance of the Agreement in accordance with restrictive laws and contracts that are binding or effective on the Lender;

4.2.3                     The Agreement shall constitute a legal, valid and binding obligation of the Lender and be enforceable against the Lender in accordance with its terms once signed.

5.                                      Undertakings and warranties of the Borrower

5.1                               As a shareholder of Dongguan Herui, during the term of the Agreement, the Borrower hereby warrants and causes Dongguan Herui to take all efforts to abide by the following terms:

5.1.1                     Do not modify its Articles of Association or change its equity structure in any way without the prior written consent of the Lender;

5.1.2                     Do not transfer or dispose of any material assets or create any other security interests in such material assets for the Lender or its subsidiaries or affiliates, without the prior written consent of the Lender;

5.1.3                     Do not provide any guarantee for any third party or assume any debt out of its ordinary scope of business, without the prior written consent of the Lender;

5.1.4                     Do not enter into any material contracts, without the prior written consent of the Lender, excluding those entered in the ordinary course of business;

5.1.5                     Do not provide any loan or credit to any party, without the prior written consent of the Lender;

5.1.6                     Do not to merge with or invest in any third party, without the prior written consent of the Lender;

5.1.7                     Do not declare any bonus or dividend for its shareholders in any way, without the prior written consent of the Lender;

5.2                               The Borrower further undertakes to the Lender, during the term of the Agreement:

5.2.1                              Take all measures to guarantee and maintain its identity and status as a shareholder of Dongguan Herui;

5.2.2                              Do not transfer or dispose of any equity of Dongguan Herui held by it or other rights or powers in connection with it;

5.2.3                              Cause the shareholders’ meeting of Dongguan Herui not to pass any resolution with respect to the merger with or investment in any third party, without the prior written consent of the Lender;

5.2.4                              Do not take any action that has significant impact on the assets, businesses, obligations or liabilities of Dongguan Heruim without the prior written consent of the Lender;

5.2.5                              At the request of the Lender, transfer all or part of equities of Dongguan Herui held by it to the Lender or any third party designated by it immediately and unconditionally in accordance with the laws of the PRC, and cause all other shareholders of Dongguan Herui to waive the right of preemption to these shares (if applicable);

5.2.6                              Strictly comply with its undertakings and warranties hereunder and under other relevant agreements.

5.3                               The Borrower hereby undertakes and warrants to, after the signing of the Agreement:

5.3.1                     For the benefit of the Lender, pledge all equities of Dongguan Herui held by the Borrower, to ensure that the Borrower will repay the loan hereunder on time and pay the service charge under the Exclusive Technology and Consulting Service Agreement, and enter into the Equity Pledge Agreement with the Lender;

5.3.2                     Appoint and authorize the person designated by the Lender to exercise the rights and powers with respect to the equities of Dongguan Herui held by the Borrower while signing the Agreement, sign and deliver the power of attorney;

5.3.3                     As a shareholder of Dongguan Herui, confirm and certify that the Business Operation Agreement is binding to the Borrower, which was signed by the Lender, Dongguan Herui and Borrower on September 27th, 2020;

5.3.4                     Confirm and agree that the Lender is entitled to purchase or appoint any third party to purchase part of or all equities of Dongguan Herui held by the Borrower at the agreed price from time to time, and enter into the Equity Disposal Agreement.

6.                                      Default

If the Borrower fails to perform its obligations to repay the loan as provided in the Agreement, it shall pay the Lender with 0.01% of the unpaid amount per day as the overdue interest.

7.                                      Confidentiality

7.1                               Both parties acknowledge and confirm to take all possible measures to keep all confidential materials and information (“confidential information”) that are known to them due to the Agreement confidential. Without prior written consent from of the other party, both parties shall not disclose, offer or transfer the confidential information to any third party. In case of termination of the Agreement, as required by the disclosing party, the receiving party of confidential information shall return or destroy all documents, materials or software, delete all confidential information from all memory devices and stop using such confidential information.

7.2                               Both parties agree that Article 8 shall survive after the amendment or termination of the Agreement.

8.                                      Notice

Unless given a written notice on change of address, all communications in connection herewith shall be delivered by hand, registered or postage prepaid mail, recognized courier service or by fax to the address designated by the other party from time to time.

9.                                      Applicable laws and dispute resolution

9.1                               The signing, validity, performance and interpretation of the Agreement shall be governed by and construed in accordance with the laws of the PRC.

9.2                               All disputes arising from the interpretation or performance of the Agreement shall be solved by both parties upon friendly negotiation. If the negotiation fails, each party may file the dispute to China International Economic and Trade Arbitration Commission (“Arbitration Commission”) for arbitration in accordance with its arbitration rules in force. The arbitration shall be made in Chinese, the place for arbitration is in Beijing. The arbitration award is final and has binding effect on both parties. This provision shall not be subject to the termination or cancellation of the Agreement.

9.3                               In case of any dispute arising out of the interpretation or performance of the Agreement or that such dispute is under arbitration, both parties shall continue to perform their obligations hereunder, excluding the disputed matters.

10.                               Force majeure

10.1                        Force majeure refers to events which are out of the control of one party and are unavoidable with the reasonable care of the affected party, including but not limited to acts of government, forces of nature, fire, explosion, storm (snowstorm), flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or fund shall not be regarded as an event which is out of the reasonable control of one party. The party which is affected by the force majeure and seeking an exemption hereunder shall notify the other party promptly and inform the other party of the measures it will take for performing the Agreement.

10.2                        If the performance of the Agreement is delayed or obstructed due to the force majeure, the affected party shall be exempted from any liability to the extent of delay or obstruction, provided that the affected party shall take all appropriate measures to reduce or eliminate the effect of force majeure and make effort to resume the performance of its obligations which are delayed or obstructed due to force majeure. Once the force majeure event is ended, both parties shall take best efforts to resume the performance of the Agreement.

11.                               Language and text

The Agreement is written in Chinese and in duplicate with each having the same effect.

12.                               Others

12.1                        No modification, termination or waiver of the Agreement shall come into effect without the written consent of both parties.

12.2                        All annexes to the Agreement shall have the same effect as the Agreement.

12.3                        The Borrower shall not transfer its rights and obligations hereunder to any third party without the prior written consent of the Lender.

12.4                        If any term and provision hereof is invalid or unenforceable in accordance with applicable laws, such term and provision shall be deemed as being deleted from the Agreement and null and void, and the Agreement shall remain in force and be deemed not to contain such term and provision. Upon mutual agreement, both parties shall replace the deleted provision with a legal and valid provision acceptable to the Lender.

[There is no text below]

For the above purpose, both parties have caused their own duly authorized representative to sign the Agreement on the date written at the start of this document, in witness whereof.

Shanghai Lightinthebox Information Technology Co., Ltd. (Common Seal)

/s/ Fu Qianneng
Authorized representative: Fu Qianneng

/s/ Liu Li
Liu Li